Form 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report(Date of earliest event reported):
                                  July 27, 1999


                            WESTMORELAND COAL COMPANY
                            -------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-752                    23-1128670
          --------                       -----                    ----------
(State or other jurisdiction       (Commission File           (I.R.S. Employer
    of incorporation or                  Number              Identification No.)
       organization)


2 North Cascade Avenue, 14th Floor, Colorado Springs, Colorado       80903
--------------------------------------------------------------       -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number,
   including area code:                            719-442-2600
                                                   ------------

Item 5.     Other Events

     The Company announced the sale of its Bullitt Preparation Plant and Transloader Complex to Mountain, LLC for approximately $650,000 in cash and the assumption of approximately $600,000 of associated reclamation liabilities.

Item 7. Financial Statements and Exhibits

            (c) Exhibits

            Exhibit 99.12 -- Press release dated July 27, 1999.


                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WESTMORELAND COAL COMPANY



Date: July 28, 1999                 /s/ Robert J. Jaeger
                                    --------------------------
                                    By: Robert J. Jaeger
                                    Senior Vice President-Finance
                                    and Treasurer

<PAGE 1>
Exhibit 99.12


                         ------------------------------
                             Westmoreland Announces
                                Sale of Remaining
                         Southwest Virginia Coal Assets
                         ------------------------------


Colorado Springs, CO -- July 27, 1999 -- Westmoreland Coal Company (AMEX: WLB) today announced the sale of its Bullitt Preparation Plant and Transloader Complex to Mountain, LLC ("Mountain") for approximately $650,000 in cash and the assumption of approximately $600,000 of associated reclamation liabilities. The complex, located in Appalachia, Wise County, Virginia, was constructed in 1972 to support operations of the Company's Virginia Division. Westmoreland closed its Virginia Division mining operations in 1995. Mountain expects to dismantle or sell the preparation plant facilities and will lease the transloader facility to Airways Enterprises, LLC.

All necessary third party consents were obtained prior to closing and all permits were assigned to Airways Enterprises as a condition to closing.

Christopher K. Seglem, Westmoreland's Chairman, President, and CEO said, "This transaction marks the conclusion of Westmoreland's ownership of coal processing assets in Southwest Virginia. Our remaining presence will revolve around reclamation activities and the delivery of health and pension benefits to former employees in that region. The Bullitt Preparation Plant and Transloader Complex served us well throughout the useful life of the Virginia Division operations."

Westmoreland Coal Company, headquartered in Colorado Springs, Colorado, is currently engaged in western coal mining through its 80% owned subsidiary Westmoreland Resources, Inc. and independent power production through its wholly-owned subsidiary Westmoreland Energy, Inc. The Company also holds a 20% interest in Dominion Terminal Associates, a coal shipping and terminal facility in Newport News, Virginia.


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           For further information contact Page Henley (719) 448-5813